Vista International Technologies. Inc. 10-Q

Exhibit 10.7

Internal Revenue Service 56 INVERNESS DRIVE EAST ENGLEWOOD, CO 80112-5129	Department of the Treasury
ERIK MORLANG 1660 S ALBION ST STE 918 DENVER, CO 80222-4046	Letter Date: 09/13/2011 IRS Employee to Contact: CATHERINE A ROJAS Contact Telephone Number: (720) 956-4231 Employee Identification Number: 02-32893

We are sending you the enclosed material under the provisions of a power of attorney or other authorization you have on file with us. For your convenience, we have listed below the name(s) of the taxpayer(s) to whom this material relates.

If you have any questions, please contact the person whose name and telephone number are shown above.

Sincerely yours,

CATHERINE A ROJAS
REVENUE OFFICER

Enclosures

L2850

Taxpayer(s)' Name(s):
VISTA INTERNATIONAL TECHNOLOGIES

Letter 937 (Rev. 8-2000)
Catalog Number: 30760X

POA Copy

Internal Revenue Service 56 INVERNESS DRIVE EAST ENGLEWOOD, CO 80112-5129	Department of the Treasury
VISTA INTERNATIONAL TECHNOLOGIES INC % FRED TOLAND 88 INVERNESS CIR E STE N-103 ENGLEWOOD, CO 80112-5529430	Letter Date: 09/13/2011 Taxpayer Identification Number: 84-1572525 Telephone Number: (866) 897-4289

We have approved your request to pay your taxes in installments. Your first payment of $5,000.00 is due on 09/28/2011. You agreed to make future payments of $5,000.00 on the 28th of each following month until you have paid the full amount you owe.

The amount you owe as of 09/13/2011 is $69,840.95 . This amount does not include all accrued penalties and interest. We will charge penalties and interest until you pay the full amount you owe, because you didn't pay your total tax when it was due.

Please be sure to send your monthly payments early enough for them to reach us by the due date. Print your social security number or employer identification number clearly on your check or money order. If you change your address, please send your new address with your next payment.

Note: If the IRS is charging backup withholding on any of your accounts, it will continue. Having an installment agreement doesn't interrupt backup withholding.

Although we have established an installment plan for you, we must protect the government's interest. Therefore, a Notice of Federal Tax Lien

HAS ALREADY BEEN FILED

A Notice of Federal Tax Lien is a public notice that the government has a claim against your property to satisfy a debt. We will release (remove) the lien when you finish paying what you owe.

CONDITIONS OF THIS AGREEMENT:

•	We must receive each payment by the date shown above. If you have a problem, contact us immediately.
•	This agreement is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.
•	We may cancel this agreement if you don't give us updated financial information when we ask for it.
•	While this agreement is in effect, you must pay any federal taxes you owe on time.
•	We will apply your federal tax refunds (if any) to the amount you owe until it is fully paid.
•	If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
•	We may cancel the agreement at any time if we find that collection of the tax is in jeopardy.
•	There is a $105.00 installment agreement fee.
•	If agreement defaults, you must pay a $45.00 reinstatement fee if agreement is reinstated.
•	We will apply all payments on this agreement in the best interest of the United States.

The Internal Revenue Service will be sending you monthly reminder notices which will include the mailing address to send your payments. Detach the bottom portion of the reminder notice and include it with your payment.

Letter 2850 (Rev. 1/2007)

POA Copy

In the interim, please send payments to the following address:
Internal Revenue Service
Ogden, UT 83402-0039

Additional Conditions:

This installment agreement includes taxes for the following forms and tax periods:

Form	Tax Period	Period	Tax Period	Form	Tax Period
941	03/31/2009	941	06/30/2009	941	09/30/2009
941	12/31/2009

If you need assistance or have a question concerning your agreement, please call the telephone number at the top of the first page of this letter.

Sincerely yours,

CATHERINE A ROJAS
REVENUE OFFICER
Employee Identification Number: 02-32893

Letter 2850 (Rev. 1/2007)